REORGANIZATION AND STOCK
                               PURCHASE AGREEMENT

                                by  and  between

                        StarTronix  International,  Inc.
                           a  Delaware  corporation

                                RunTec  Inc.
                           a  Delaware  corporation

                                     and

                              StarTronix,  Inc.
                          a  Delaware  corporation

                REORGANIZATION  AND  STOCK  PURCHASE  AGREEMENT

     REORGANIZATION AND STOCK PURCHASE AGREEMENT ("Agreement"), dated as of September 20, 1999, by and between StarTronix International, Inc., a Delaware corporation (hereinafter referred to as "StarTronix International"), RunTec Inc., a Delaware corporation (hereinafter referred to as "RunTec") and StarTronix, Inc., a Delaware corporation (hereinafter referred to as "StarTronix"). Each of StarTronix International, RunTec and StarTronix shall be referred to herein as a "Party" and collectively as the "Parties."

                        W  I  T  N  E  S  S  E  T  H

WHEREAS, StarTronix International owns 100% of the issued and outstanding common stock of StarTronix (the "StarTronix Shares").

WHEREAS, StarTronix International desires to sell and RunTec desires to purchase the StarTronix Shares in accordance with the terms set forth herein;

NOW THEREFORE, in consideration of the premises and respective mutual agreements, covenants, representations and warranties herein contained, it is agreed between the parties hereto as follows:

                                ARTICLE  1
                   SALE  AND  PURCHASE  OF  THE  SHARES

     1.1     Sale  of  the  StarTronix  Shares.  At  the Closing, subject to the
             ---------------------------------
terms and conditions herein set forth, and on the basis of the representations, warranties and agreements herein contained, StarTronix International shall sell to RunTec and RunTec shall purchase from StarTronix International, all of the StarTronix Shares. As consideration for the receipt of the StarTronix Shares, RunTec shall execute and deliver to StarTronix International, a promissory note (the "Note") in the original principal amount of ONE HUNDRED THOUSAND DOLLARS ($100,000.00), in the form attached hereto as Exhibit A.

     1.2     Instruments of Conveyance and Transfer.  At the Closing, StarTronix
             --------------------------------------
International shall deliver to RunTec the StarTronix Shares and RunTec shall deliver to StarTronix International the Note.


                                   ARTICLE  2
                      REPRESENTATIONS  AND  WARRANTIES

     2.1     Representations  and  Warranties  of  StarTronix International.  To
             --------------------------------------------------------------
induce RunTec to enter into this Agreement and to consummate the transactions contemplated hereby, StarTronix International represents and warrants, as of the date hereof and as of the Closing, as follows:

     2.1.1 StarTronix International and StarTronix have the full right, power and authority to enter into this Agreement and to carry out and consummate the transaction contemplated herein. This Agreement constitutes the legal, valid and binding obligation of StarTronix International and StarTronix.

     2.1.2     Corporate  Existence  and  Authority of StarTronix International.
               ----------------------------------------------------------------
StarTronix International is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. It has all requisite corporate power, franchises, licenses, permits and authority to own its properties and assets and to carry on its business as it has been and is being conducted. It is in good standing in each state, nation or other jurisdiction wherein the character of the business transacted by it makes such qualification necessary.

     2.1.3     Capitalization  of  StarTronix  International.  The  authorized
               ---------------------------------------------
equity securities of StarTronix International consists of 100,000,000 shares of common stock, of which 23,510,961 shares are issued and outstanding and 10,000,000 shares of preferred stock, of which 50,000 shares of Series C Preferred Stock are issued and outstanding. No other shares of capital stock of StarTronix International are issued and outstanding. All of the issued and outstanding shares have been duly and validly issued in accordance and compliance with all applicable laws, rules and regulations and are fully paid and nonassessable. There are no options, warrants, rights, calls, commitments, plans, contracts or other agreements of any character granted or issued by StarTronix International which provide for the purchase, issuance or transfer of any shares of the capital stock of StarTronix International nor are there any outstanding securities granted or issued by StarTronix International that are convertible into any shares of the equity securities of StarTronix International except for the issued and outstanding preferred stock. StarTronix International is not obligated or committed to purchase, redeem or otherwise acquire any of its equity. All presently exercisable voting rights in StarTronix International are vested exclusively in its outstanding shares of common stock, each share of which is entitled to one vote on every matter to come before it's shareholders, and other than as may be contemplated by this Agreement, there are no voting trusts or other voting arrangements with respect to any of StarTronix International's equity securities.

     2.1.4     Corporate Existence and Authority of StarTronix.  StarTronix is a
               ------------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. It has all requisite corporate power, franchises, licenses, permits and authority to own its properties and assets and to carry on its business as it has been and is being conducted. It is in good standing in each state, nation or other jurisdiction wherein the character of the business transacted by it makes such qualification necessary.

     2.1.5     Capitalization  of  StarTronix.  The authorized equity securities
               -------------------------------
of StarTronix consists of 1,500 shares of common stock, no par value, of which 1,500 shares are issued and outstanding. No other shares of capital stock of StarTronix are issued and outstanding. All of the issued and outstanding shares have been duly and validly issued in accordance and compliance with all applicable laws, rules and regulations and are fully paid and nonassessable. There are no options, warrants, rights, calls, commitments, plans, contracts or other agreements of any character granted or issued by StarTronix which provide for the purchase, issuance or transfer of any shares of the capital stock of StarTronix nor are there any outstanding securities granted or issued by StarTronix that are convertible into any shares of the equity securities of StarTronix. StarTronix is not obligated or committed to purchase, redeem or otherwise acquire any of its equity. All presently exercisable voting rights in StarTronix are vested exclusively in its outstanding shares of common stock, each share of which is entitled to one vote on every matter to come before it's shareholders, and other than as may be contemplated by this Agreement, there are no voting trusts or other voting arrangements with respect to any of StarTronix's equity securities.

     2.1.6     Execution  of  Agreement.  The  execution  and  delivery  of this
               -------------------------
Agreement does not, and the consummation of the transactions contemplated hereby will not: (a) violate, conflict with, modify or cause any default under or acceleration of (or give any party any right to declare any default or acceleration upon notice or passage of time or both), in whole or in part, any charter, article of incorporation, bylaw, mortgage, lien, deed of trust, indenture, lease, agreement, instrument, order, injunction, decree, judgment, law or any other restriction of any kind to which either StarTronix International or StarTronix are a party or by which either of them or any of their properties are bound; (b) result in the creation of any security interest, lien, encumbrance, adverse claim, proscription or restriction on any property or asset (whether real, personal, mixed, tangible or intangible), right, contract, agreement or business of StarTronix International or StarTronix; (c) violate any law, rule or regulation of any federal or state regulatory agency; or (d) permit any federal or state regulatory agency to impose any restrictions or limitations of any nature on StarTronix International or StarTronix or any of their respective actions.

     2.1.7     Taxes.
               ------

     2.1.7.1 All taxes, assessments, fees, penalties, interest and other governmental charges with respect to StarTronix which have become due and payable on the date hereof have been paid in full or adequately reserved against by StarTronix, (including without limitation, income, property, sales, use, franchise, capital stock, excise, added value, employees' income withholding, social security and unemployment taxes), and all interest and penalties thereon with respect to the periods then ended and for all periods thereto;

          2.1.7.2 There are no agreements, waivers or other arrangements providing for an extension of time with respect to the assessment of any tax or deficiency against StarTronix, nor are there any actions, suits, proceedings, investigations or claims now pending against StarTronix, nor are there any actions, suits, proceedings, investigations or claims now pending against StarTronix in respect of any tax or assessment, or any matters under discussion with any federal, state, local or foreign authority relating to any taxes or assessments, or any claims for additional taxes or assessments asserted by any such authority, and there is no basis for the assertion of any additional taxes or assessments against StarTronix, and

     2.1.7.3 The consummation of the transactions contemplated by this Agreement will not result in the imposition of any additional taxes on or assessments against StarTronix.

     2.1.8     Disputes  and  Litigation.  There is no suit, action, litigation,
               --------------------------
proceeding, investigation, claim, complaint, or accusation pending, threatened against or affecting StarTronix or any of its properties, assets or business or to which StarTronix is a party, in any court or before any arbitrator of any kind or before or by any governmental agency (including, without limitation, any federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality), and there is no basis for such suit, action, litigation, proceeding, investigation, claim, complaint, or accusation;
(b) there is no pending or threatened change in any environmental, zoning or building laws, regulations or ordinances which affect or could affect StarTronix or any of its properties, assets or businesses; and (c) there is no outstanding order, writ, injunction, decree, judgment or award by any court, arbitrator or governmental body against or affecting StarTronix or any of its properties, assets or business. There is no litigation, proceeding, investigation, claim, complaint or accusation, formal or informal, or arbitration pending, or any of the aforesaid threatened, or any contingent liability which would give rise to any right of indemnification or similar right on the part of any director or officer of StarTronix or any such person's heirs, executors or administrators as against StarTronix.

     2.1.9     Compliance  with  laws.  StarTronix  has  at  all times been, and
               -----------------------
presently is, in full compliance with, and has not received notice of any claimed violation of, any applicable federal, state, local, foreign and other laws, rules and regulations. StarTronix has filed all returns, reports and other documents and furnished all information required or requested by any federal, state, local or foreign governmental agency and all such returns, reports, documents and information are true and complete in all respects. All permits, licenses, orders, franchises and approvals of all federal, state, local or foreign governmental or regulatory bodies required of StarTronix for the conduct of its business have been obtained, no violations are or have been recorded in respect of any such permits, licenses, orders, franchises and approvals, and there is no litigation, proceeding, investigation, arbitration, claim, complaint or accusation, formal or informal, pending or threatened, which may revoke, limit, or question the validity, sufficiency or continuance of any such permit, license, order, franchise or approval. Such permits, licenses, orders, franchises and approvals are valid and sufficient for all activities presently carried on by StarTronix.

     2.1.10     Guaranties.  StarTronix  has  not  guaranteed  any  dividend,
                -----------
obligation or indebtedness of any Person; nor has any Person guaranteed any dividend, obligation or indebtedness of StarTronix.

     2.1.11     Books  and  Records.  StarTronix  keeps  its  books, records and
                --------------------
accounts (including, without limitation, those kept for financial reporting purposes and for tax purposes) in accordance with good business practice and in sufficient detail to reflect the transactions and dispositions of its assets, liabilities and equities. The minute books of StarTronix contain records of its shareholders' and directors' meetings and of action taken by such shareholders and directors. The meeting of directors and shareholders referred to in such minute books were duly called and held, and the resolutions appearing in such minute books were duly adopted. The signatures appearing on all documents contained in such minute books are the true signatures of the persons purporting to have signed the same.

     2.2     Representations and Warranties of RunTec.  To induce StarTronix and
             ----------------------------------------
StarTronix International to enter into this Agreement and to consummate the transactions contemplated hereby, RunTec represents and warrants, as of the date hereof and as of the Closing, as follows:

     2.2.1     Corporate  Existence  and  Authority  of  RunTec.  RunTec  is  a
               -------------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. It has all requisite corporate power, franchises, licenses, permits and authority to own its properties and assets and to carry on its business as it has been and is being conducted. It is in good standing in each state, nation or other jurisdiction in each state, nation or other jurisdiction wherein the character of the business transacted by it makes such qualification necessary.

     2.2.2     Capitalization  of  RunTec.  The  authorized equity securities of
               ---------------------------
RunTec consists of 1,500 shares of common stock, of which 1,500 shares are issued and outstanding as of the date hereof. No other shares of capital stock of RunTec are issued and outstanding. All of the issued and outstanding shares have been duly and validly issued in accordance and compliance with all applicable laws, rules and regulations and are fully paid and nonassessable. All presently exercisable voting rights in RunTec are vested exclusively in its outstanding shares of common stock, each share of which is entitled to one vote on every matter to come before it's shareholders, and other than as may be contemplated by this Agreement, there are no voting trusts or other voting arrangements with respect to any of RunTec's equity securities.

     2.2.3     Execution  of  Agreement.  The  execution  and  delivery  of this
               -------------------------
Agreement and the issuance of the Note does not, and the consummation of the transactions contemplated hereby will not: (a) violate, conflict with, modify or cause any default under or acceleration of (or give any party any right to declare any default or acceleration upon notice or passage of time or both), in whole or in part, any charter, article of incorporation, bylaw, mortgage, lien, deed of trust, indenture, lease, agreement, instrument, order, injunction, decree, judgment, law or any other restriction of any kind to which RunTec is a party or by which it or any of its properties are bound; (b) result in the creation of any security interest, lien, encumbrance, adverse claim, proscription or restriction on any property or asset (whether real, personal, mixed, tangible or intangible), right, contract, agreement or business of RunTec; (c) violate any law, rule or regulation of any federal or state regulatory agency; or (d) permit any federal or state regulatory agency to impose any restrictions or limitations of any nature on RunTec or any of its actions.

     2.2.4     Taxes.
               ------

     2.2.4.1 All taxes, assessments, fees, penalties, interest and other governmental charges with respect to RunTec which have become due and payable on the date hereof have been paid in full or adequately reserved against by RunTec (including without limitation, income, property, sales, use, franchise, capital stock, excise, added value, employees' income withholding, social security and unemployment taxes), and all interest and penalties thereon with respect to the periods then ended and for all periods thereto;

          2.2.4.2 There are no agreements, waivers or other arrangements providing for an extension of time with respect to the assessment of any tax or deficiency against RunTec nor are there any actions, suits, proceedings, investigations or claims now pending against RunTec, nor are there any actions, suits, proceedings, investigations or claims now pending against RunTec in respect of any tax or assessment, or any matters under discussion with any federal, state, local or foreign authority relating to any taxes or assessments, or any claims for additional taxes or assessments asserted by any such authority, and there is no basis for the assertion of any additional taxes or assessments against RunTec, and

     2.2.4.3 The consummation of the transactions contemplated by this Agreement will not result in the imposition of any additional taxes on or assessments against RunTec.

     2.2.5     Disputes  and  Litigation.  There is no suit, action, litigation,
               --------------------------
proceeding, investigation, claim, complaint, or accusation pending, threatened against or affecting RunTec or any of its properties, assets or business or to which RunTec is a party, in any court or before any arbitrator of any kind or before or by any governmental agency (including, without limitation, any federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality), and there is no basis for such suit, action, litigation, proceeding, investigation, claim, complaint, or accusation;
(b) there is no pending or threatened change in any environmental, zoning or building laws, regulations or ordinances which affect or could affect RunTec or any of its properties, assets or businesses; and (c) there is no outstanding order, writ, injunction, decree, judgment or award by any court, arbitrator or governmental body against or affecting RunTec or any of its properties, assets or business. There is no litigation, proceeding, investigation, claim, complaint or accusation, formal or informal, or arbitration pending, or any of the aforesaid threatened, or any contingent liability which would give rise to any right of indemnification or similar right on the part of any director or officer of RunTec or any such person's heirs, executors or administrators as against RunTec.

     2.2.6     Compliance  with  laws.  RunTec  has  at  all  times  been,  and
               -----------------------
presently is, in full compliance with, and has not received notice of any claimed violation of, any applicable federal, state, local, foreign and other laws, rules and regulations. RunTec has filed all returns, reports and other documents and furnished all information required or requested by any federal, state, local or foreign governmental agency and all such returns, reports, documents and information are true and complete in all respects. All permits, licenses, orders, franchises and approvals of all federal, state, local or foreign governmental or regulatory bodies required of RunTec for the conduct of its business have been obtained, no violations are or have been recorded in respect of any such permits, licenses, orders, franchises and approvals, and there is no litigation, proceeding, investigation, arbitration, claim, complaint or accusation, formal or informal, pending or threatened, which may revoke, limit, or question the validity, sufficiency or continuance of any such permit, license, order, franchise or approval. Such permits, licenses, orders, franchises and approvals are valid and sufficient for all activities presently carried on by RunTec.

     2.2.7     Guaranties.  RunTec  has  not guaranteed any dividend, obligation
               -----------
or indebtedness of any Person; nor has any Person guaranteed any dividend, obligation or indebtedness of RunTec.

     2.2.8     Books  and Records.  RunTec keeps its books, records and accounts
               -------------------
(including, without limitation, those kept for financial reporting purposes and for tax purposes) in accordance with good business practice and in sufficient detail to reflect the transactions and dispositions of its assets, liabilities and equities. The minute books of RunTec contain records of its shareholders' and directors' meetings and of action taken by such shareholders and directors. The meeting of directors and shareholders referred to in such minute books were duly called and held, and the resolutions appearing in such minute books were duly adopted. The signatures appearing on all documents contained in such minute books are the true signatures of the persons purporting to have signed the same.


                                ARTICLE  3
                   CLOSING  AND  DELIVERY  OF  DOCUMENTS

     3.1     Closing.  The  Closing  shall  be deemed to have occurred as of the
             --------
date of signing of this Agreement. Subsequent to the signing, the following shall occur as a single integrated transaction:

     3.2     Delivery  by  RunTec:
             ---------------------

     (a)     RunTec  shall  deliver  to  StarTronix  International  the  Note.

     3.3     Delivery  by  StarTronix  International:
             ----------------------------------------

     (a) StarTronix International shall deliver to RunTec all of the StarTronix Shares and all instruments of conveyance and transfer required by
Section  1.2.

                                ARTICLE  4
             CONDITIONS,  TERMINATION,  AMENDMENT  AND  WAIVER

     4.1     Condition  Precedent.  This  Agreement,  and  the  transactions
             --------------------
contemplated hereby, shall be subject to the approval of the Board of Directors of RunTec, StarTronix International and StarTronix, and, if necessary, the respective shareholders thereof.

     4.2     Termination.  Notwithstanding anything to the contrary contained in
             ------------
this Agreement, this Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing by the mutual consent of all of the parties;

     4.3     Waiver  and  Amendment.  Any  term,  provision,  covenant,
             -----------------------
representation, warranty or condition of this Agreement may be waived, but only by a written instrument signed by the party entitled to the benefits thereof. The failure or delay of any party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such party's right at a later time to enforce the same. No waiver by any party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of the breach of any other term, provision, covenant, representation or warranty. No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all parties hereto.


                                  ARTICLE  5
                                  COVENANTS

     5.1 To induce RunTec to enter into this Agreement and to consummate the transactions contemplated hereby, and without limiting any covenant, agreement, representation or warranty made StarTronix International covenants and agrees as follows:

     5.1.1  Notices and Approvals.  StarTronix International agrees: (a) to give
            ----------------------
and to cause StarTronix to give all notices to third parties which may be necessary or deemed desirable by RunTec in connection with this Agreement and the consummation of the transactions contemplated hereby; (b) to use its best efforts to obtain and to cause StarTronix to obtain, all federal and state governmental regulatory agency approvals, consents, permit, authorizations, and orders necessary or deemed desirable by RunTec in connection with this Agreement and the consummation of the transaction contemplated hereby; and (c) to use its best efforts to obtain, and to cause StarTronix to obtain, all consents and authorizations of any other third parties necessary or deemed desirable by RunTec in connection with this Agreement and the consummation of the transactions contemplated hereby.

     5.1.2  Information  for  RunTec's  Statements and Applications.  StarTronix
            --------------------------------------------------------
International and StarTronix and their employees, accountants and attorneys shall cooperate fully with RunTec in the preparation of any statements or applications made by RunTec to any federal or state governmental regulatory agency in connection with this Agreement and the transactions contemplated hereby and to furnish RunTec with all information concerning StarTronix International and StarTronix necessary or deemed desirable by RunTec for inclusion in such statements and applications, including, without limitation, all requisite financial statements and schedules.

     5.2 To induce StarTronix International and StarTronix to enter into this Agreement and to consummate the transactions contemplated hereby, and without limiting any covenant, agreement, representation or warranty made RunTec covenants and agrees as follows:

     5.2.1  Notices  and  Approvals.  RunTec  agrees: (a) to give all notices to
            ------------------------
third parties which may be necessary or deemed desirable by StarTronix International in connection with this Agreement and the consummation of the transactions contemplated hereby; (b) to use its best efforts to obtain all federal and state governmental regulatory agency approvals, consents, permit, authorizations, and orders necessary or deemed desirable by StarTronix International in connection with this Agreement and the consummation of the transaction contemplated hereby; and (c) to use its best efforts to obtain all consents and authorizations of any other third parties necessary or deemed desirable by StarTronix International in connection with this Agreement and the consummation of the transactions contemplated hereby.

     5.2.2  Information  for  StarTronix  International's  Statements  and
            --------------------------------------------------------------
Applications.  RunTec  and  its  employees,  accountants  and  attorneys  shall
          ---
cooperate fully with StarTronix International in the preparation of any statements or applications made by StarTronix International or StarTronix to any federal or state governmental regulatory agency in connection with this Agreement and the transactions contemplated hereby and to furnish StarTronix International with all information concerning RunTec necessary or deemed desirable by StarTronix International for inclusion in such statements and applications, including, without limitation, all requisite financial statements and schedules.

                                     ARTICLE  6
                                   MISCELLANEOUS

     6.1     Expenses.  Except  as  otherwise  specifically provided for herein,
             ---------
whether or not the transactions contemplated hereby are consummated, each of the parties hereto shall bear all taxes of any nature (including, without limitation, income, franchise, transfer and sales taxes) and all fees and expenses relating to or arising from its compliance with the various provisions of this Agreement and such party's covenants to be performed hereunder, and except as otherwise specifically provided for herein, each of the parties hereto agrees to pay all of its own expenses (including, without limitation, attorneys and accountants' fees and printing expenses) incurred in connection with this Agreement, the transactions contemplated hereby, the negotiations leading to the same and the preparations made for carrying the same into effect, and all such taxes, fees and expenses of the parties hereto shall be paid prior to Closing.

     6.2     Notices.  Any  notice,  request,  instruction  or  other  document
             --------
required by the terms of this Agreement, or deemed by any of the parties hereto to be desirable, to be given to any other party hereto shall be in writing and shall be given by prepaid telegram or delivered or mailed by registered or certified mail, postage prepaid, with return receipt requested, to the following addresses:

     To  RunTec:

     RunTec  Inc.
     2901  Pacific  Coast  Highway,  Suite  360
     Newport  Beach,  CA  92663
     Attn:  Jimmy  M.  Sellards
     Facsimile:  (949)  574-7119

     To  StarTronix  or  StarTronix  International:

     StarTronix  International,  Inc.
     7700  Irvine  Center  Drive,  Suite  510
     Irvine,  CA  92618
     Attn:  Greg  Gilbert
     Facsimile  (949)  646-7997
     with  a  copy  to:

     Cutler  Law  Group
     610  Newport  Center  Drive,  Suite  800
     Newport  Beach,  CA  92660
     Attn:  M.  Richard  Cutler,  Esq.
     Facsimile  (949)  719-1988

     The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid. If notice is given by delivery in accordance with the provisions of this Section, said notice shall be conclusively deemed given at the time of such delivery. If notice is given by mail in accordance with the provisions of this Section, such notice shall be conclusively deemed given forty-eight (48) hours after deposit thereof in the United States mail. If notice is given by telegraph in accordance with the provisions of this Section, such notice shall be conclusively deemed given at the time that the telegraphic agency shall confirm delivery thereof to the addressee.

6.3     Entire  Agreement.  This  Agreement,  together  with  the  schedule  and
        ------------------
exhibits hereto, sets forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement, or exhibits hereto or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth.

     6.4     Survival  of  Representations.  All  statements  of fact (including
             ------------------------------
financial statements) contained in the schedules, the exhibits, the certificates or any other instrument delivered by or on behalf of the parties hereto, or in connection with the transactions contemplated hereby, shall be deemed representations and warranties by the respective party hereunder. All representation, warranties agreements and covenants hereunder shall survive the Closing and remain effective regardless of any investigation or audit at any time made by or on behalf of the parties or of any information a party may have in respect thereto. Consummation of the transactions contemplated hereby shall not be deemed or construed to be a waiver of any right or remedy possessed by any party hereto, notwithstanding that such party knew or should have known at the time of Closing that such right or remedy existed.

     6.5     Incorporated  by  Reference.  All  documents  (including,  without
             ----------------------------
limitation, all financial statements) delivered as part hereof or incident hereto are incorporated as a part of this Agreement by reference.

     6.6     Remedies  Cumulative.  No remedy herein conferred upon and Party is
             ---------------------
intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

     6.7     Execution  of  Additional Documents.  Each party hereto shall make,
             ------------------------------------
execute, acknowledge and deliver such other instruments and documents, and take all such other actions as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

     6.8     Finders'  and  Related  Fees.  Each  of  the  parties  hereto  is
             -----------------------------
responsible for, and shall indemnify the other against, any claim by any third party to a fee, commission, bonus or other remuneration arising by reason of any services alleged to have been rendered to or at the instance of said party to this Agreement with respect to this Agreement or to any of the transactions contemplated hereby.

     6.9     Governing  Law.  This Agreement has been negotiated and executed in
             ---------------
the State of California and shall be construed and enforced in accordance with the laws of such state.

     6.10     Forum.  Each  of the parties hereto agrees that any action or suit
              ------
which may be brought by any party hereto against any other party hereto in connection with this Agreement or the transactions contemplated hereby may be brought only in a federal or state court in Orange County, California.

     6.11     Attorneys'  Fees.  Except  as  otherwise  provided  herein,  if  a
              ----------------
dispute should arise between the parties including, but not limited to arbitration, the prevailing party shall be reimbursed by the nonprevailing party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys' fees exclusive of such amount of attorneys' fees as shall be a premium for result or for risk of loss under a contingency fee arrangement.

     6.12     Binding  Effect and Assignment.  This Agreement shall inure to the
              -------------------------------
benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, legal representatives and assigns.

     6.13     Counterparts.  This  Agreement  may  be  executed in counterparts,
              -------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written hereinabove.


     RUNTEC  INC.
     a  Delaware  corporation  ("RUNTEC")
     /s/ Jimmy M. Sellards
     ___________________________________
     By:  Jimmy  M.  Sellards
     Its:  ______________


     STARTRONIX  INTERNATIONAL,  INC.
     a  Delaware  corporation  ("STARTRONIX  INTERNATIONAL")

     /s/ Greg Gilbert
     ___________________________________
     By:  Greg  Gilbert
     Its:  President

     STARTRONIX,  INC.
     a  Delaware  corporation  ("STARTRONIX")
      /s/ Greg Gilbert
     ___________________________________
     By:  Greg  Gilbert
     Its:  President

                                      EXHIBIT  "A"

                                    PROMISSORY  NOTE


$100,000                                                Irvine,  California
                                                        September  20,  1999

     FOR VALUE RECEIVED, the undersigned RUNTEC INC., a Delaware corporation ("RunTec"), hereby promises to pay to the order of STARTRONIX INTERNATIONAL, INC., a Delaware Corporation, or its assign or assigns ("StarTronix International" or "Payee"), at 7700 Irvine Center Drive, Suite 510, Irvine, CA 92618 or at such other place as Payee or any holder hereof may from time to time designate, the principal sum of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00), and to pay simple interest at said office or place from the date hereof on the unpaid principal balance amount hereof at a rate of twelve percent (12%) per annum. This note shall be payable, including the principal balance and any and all interest accruing hereunder, due and payable on or before September 20, 2000. Interest shall be calculated on the basis of a 365-day year and actual days. In no event shall the rate of interest hereunder exceed the maximum interest rate permitted by applicable law.

     RunTec and all endorsers, guarantors and sureties hereof hereby severally waive diligence, demand, presentment, protest and notice of any kind, and assent to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice.

     RunTec may, at its option, at any time and from time to time, prepay all or any part of the principal balance of this Note, without penalty or premium, provided that concurrently with each such prepayment RunTec shall pay accrued interest on the principal so prepaid to the date of such prepayment.

     This Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the party to be charged.

     In the event the Payee or any holder hereof shall refer this Note to an attorney for collection, RunTec agrees to pay, in addition to unpaid principal and interest, all the costs and expenses incurred in attempting or effecting collection hereunder, including reasonable attorney's fees, whether or not suit is instituted.

     In the event of any litigation with respect to this Note, RunTec waives the right to a trial by jury and all rights of setoff and rights to interpose counterclaims and cross-claims. RunTec hereby irrevocably consents to the jurisdiction of the courts of the State of California in connection with any action or proceeding arising out of or relating to this Note.

     This Note shall be governed by California law, without reference to any choice of law principles thereof.
     RUNTEC  INC.

          /s/ Jimmy M. Sellards
     By:  _______________________________
     Jimmy  M.  Sellards,  _________________